SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec 240.14a-11(c) or Sec. 240.14a-12


	HIGH INCOME OPPORTUNITY FUND INC.
	(Name of Registrant as Specified In Its Charter)


	 NANCY W. LE DONNE
	(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[XXX]	$125 per Exchange Act Rules 0-11 (c) (1)(ii), 14a-6 (i)(1), or
14a-6(j)(2) or the 1940 Act Rule 20a-1.
[   ]	$500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

1)	Title of each class of securities to which transaction applies:


2)	Aggregate number of securities to which transaction applies:


3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:




4)	Proposed maximum aggregate value of transaction:



Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:


2)	Form, Schedule or Registration Statement No.:


3)	Filing Party:


4)	Date Filed:


funds\#hio\1996\secdocs\proxy.doc



                        HIGH INCOME OPPORTUNITY FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         -------------------------------
                         TO BE HELD ON FEBRUARY 27, 1996
                         -------------------------------

To the Stockholders of High Income Opportunity Fund Inc.:

     The Annual Meeting of Stockholders of HIGH INCOME OPPORTUNITY FUND INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 26th Floor, on February 27, 1996 at 10:00 A.M. (New York Time) for the following purposes:

     1. To elect three directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

     2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the Fund; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The stock transfer books will not be closed, but in lieu thereof, the Board of Directors has fixed the close of business on January 15, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                           By Order of the Board of Directors


                                           Christina T. Sydor
                                           Secretary

New York, New York
January 29, 1996


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        HIGH INCOME OPPORTUNITY FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON FEBRUARY 27, 1996


                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 26th Floor, New York, New York 10013, on February 27, 1996 at 10:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"), the Fund's distributor; Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), the Fund's investment manager; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and SBMFM are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 1995 has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about January 29, 1996. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-224-7523.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Fund has fixed the close of business on January 15, 1996 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on January 15, 1996, the Fund had outstanding 69,858,000 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 68,434,528 (or 97.96%) were held in accounts, but not beneficially owned by Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10004. At the close of business on January 15, 1996, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney or its ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Board of Directors of the Fund is classified into three classes. The directors serving in Class I have terms expiring at the Meeting; each Class I director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve until the 1999 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

     The Board of Directors of the Fund knows of no reason why any of the Class I nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below. All of the nominees are currently directors of the Fund and have served in such capacity since the Fund commenced operations. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors affiliated with the Manager and considered an "interested person" as defined in the 1940 Act are indicated by an asterisk(*).

                   Persons Nominated for Election as Directors

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,             owned as of
         Name              Other Directorships, and Age        January 15, 1996
         ----              ----------------------------        ----------------

CLASS I DIRECTORS

Joseph H. Fleiss          Retired;    Director    of   ten     None
Director since 1993       investment  companies associated
                          with  Smith  Barney.   Formerly,
                          Senior   Vice    President    of
                          Citibank,  Manager of Citibank's
                          Bond  Investment  Portfolio  and
                          Money  Desk,  and a Director  of
                          Citicorp  Securities  Co., Inc.;
                          78.

Francis P. Martin         Practicing  physician;  Director     None
Director since 1993       of  ten   investment   companies
                          associated  with  Smith  Barney.
                          Formerly President of the Nassau
                          Physicians' Fund, Inc.; 71.

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,             owned as of
         Name              Other Directorships, and Age        January 15, 1996
         ----              ----------------------------        ----------------

CLASS I DIRECTORS (cont'd)

C. Richard Youngdahl      Retired;    Director    of   ten     10,134
Director since 1993       investment  companies associated     (Less than 1%)
                          with Smith  Barney and member of
                          the Board of  Directors  of D.W.
                          Rich &  Company,  Inc.  Formerly
                          Chairman   of   the   Board   of
                          Pensions of the Lutheran  Church
                          in America  and  Chairman of the
                          Board   and   Chief    Executive
                          Officer  of Aubrey G.  Lanston &
                          Co. (dealers in U.S.  Government
                          Securities) and President of the
                          Association  of Primary  Dealers
                          in U.S.  Government  Securities;
                          80.


The remainder of the Board constitutes the Class II and Class III directors (as indicated by the Number II or III), none of whom will stand for election at the Meeting, as their terms will expire in 1997 and 1998, respectively.


                         Directors Continuing in Office

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,             owned as of
         Name              Other Directorships, and Age        January 15, 1996
         ----              ----------------------------        ----------------

CLASS II DIRECTORS

John P. Toolan            Retired;    Director    of   ten     None
Director since 1993(II)   investment  companies associated
                          with  Smith   Barney.   Formerly
                          Director  and  Chairman  of  the
                          Smith  Barney   Trust   Company,
                          Director  of Smith  Barney  Inc.
                          and the Manager.  Prior to 1992,
                          Senior Executive Vice President,
                          Director   and   Member  of  the
                          Executive   Committee  of  Smith
                          Barney; 65.

Heath B. McLendon *       Managing   Director   of   Smith     121
Director since 1993(II)   Barney;  Director  of  forty-two     (Less than 1%)
                          investment  companies associated
                          with Smith  Barney;  Chairman of
                          the   Board  of   Smith   Barney
                          Strategy   Advisers   Inc.;  and
                          President of the Manager.  Prior
                          to July 1993,  Senior  Executive
                          Vice   President   of   Shearson
                          Lehman   Brothers   Inc.;   Vice
                          Chairman      Shearson     Asset
                          Management;  and a  Director  of
                          PanAgora Asset Management,  Inc.
                          and  PanAgora  Asset  Management
                          Limited; 62.

                                                               Number of Shares
                               Principal Occupations          and % Beneficially
                              During Past Five Years,             owned as of
         Name              Other Directorships, and Age        January 15, 1996
         ----              ----------------------------        ----------------

Roderick C. Rasmussen     Investment  Counselor;  Director     None
Director since 1993(II)   of  ten   investment   companies
                          associated  with  Smith  Barney.
                          Formerly   Vice   President   of
                          Dresdner    and   Company   Inc.
                          (investment counselors); 69.

Jessica Bibliowicz*
Director since 1995(III)  Executive   Vice   President  of     None
                          Smith Barney; Director of twelve
                          investment  companies associated
                          with Smith Barney,  President of
                          forty-one  investment  companies
                          associated  with  Smith  Barney.
                          Prior to January 1994,  Director
                          of  Sales  and   Marketing   for
                          Prudential  Mutual Funds;  prior
                          to  September  1991,  First Vice
                          President,    Asset   Management
                          Division  of   Shearson   Lehman
                          Brothers Inc.; 36.

Donald R. Foley
Director since 1993(III)  Retired;    Director    of   ten     106
                          investment  companies associated     (Less than 1%)
                          with Smith Barney. Formerly Vice
                          President  of Edwin Bird Wilson,
                          Incorporated (advertising); 73.

Paul Hardin
Director since 1994(III)  Professor    of   Law   at   the     None
                          University of North  Carolina at
                          Chapel Hill;  Director of twelve
                          investment  companies associated
                          with Smith Barney and a Director
                          of  The  Summit  Bancorporation.
                          Formerly,   Chancellor   of  the
                          University of North  Carolina at
                          Chapel Hill; 64.


     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act each requires the Fund's officers and directors, persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, and certain other entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it, except for a late filing of a Statement of Changes in Beneficial Ownership for Travelers Group Inc. and of an Initial Statement of Beneficial Ownership of Securities for Paul Hardin, the Fund believes that, during fiscal year 1995, all filing requirements applicable to such persons were complied with.

     The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or the Manager (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

     Five meetings of the Board of Directors of the Fund were held during the last fiscal year, four of which were regular meetings. The audit committee held one meeting during the same period. In the last fiscal year each incumbent director attended each meeting of the Board and committee of which he or she is a member that were held during the period for which he or she has been a director.

     Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $26,999 were paid to such directors by the Fund for the fiscal year ended September 30, 1995. Fees for independent directors who are directors of a group of funds sponsored by Smith Barney are set at $40,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these Directors receive $100 per fund or portfolio for each Board meeting attended plus travel and out-of-pocket expenses incurred in connection with Board meetings. The Board meeting fees and the out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by the Manager or by Smith Barney.

     The following table shows the compensation paid by the Fund to each incumbent director during the Fund's last fiscal year.

                               COMPENSATION TABLE

                                                                                      Total
                                          Pension or         Compensation           Number of
                                          Retirement           from Fund            Funds for
                        Aggregate      Benefits Accrued         and Fund          Which Director
                      Compensation        as part of             Complex          Serves Within
Name of Person          from Fund       Fund Expenses       Paid to Directors      Fund Complex
--------------          ---------       -------------       -----------------      ------------
Jessica Bibliowicz*        $0                $0                    $0                   12
Joseph H. Fleiss        1,958.00              0                 51,100.00               10
Donald R. Foley         1,958.00              0                 51,100.00               10
Paul Hardin             1,958.00              0                 64,325.00               12
Francis P. Martin       1,958.00              0                 51,100.00               10
Heath B. McLendon*          0                 0                     0                   42
Roderick C. Rasmussen   1,958.00              0                 51,100.00               10
John P. Toolan          1,958.00              0                 51,100.00               10
C. Richard Youngdahl    1,958.00              0                 51,100.00               10

----------
* Designates an "interested director".

     The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

Offices and Positions           Period              Principal Occupations During
Name Held with Fund           Offices Held              Past Five Years and Age
    --------------           ------------              -----------------------
Jessica Bibliowicz     President                    1995 to date          (see table of directors above)

Lewis E. Daidone       Senior Vice President        1993 to date          Managing   Director   of   Smith
                                                                          Barney;  Senior  Vice  President
                                                                          and   Treasurer   of  the  other
                                                                          investment  companies associated
                                                                          with Smith Barney;  Director and
                                                                          Senior  Vice  President  of  the
                                                                          Manager; 38.

John C. Bianchi         Vice President              1993 to date          Managing   Director   of   Smith
                                                                          Barney and investment officer of
                                                                          other    investment    companies
                                                                          associated  with  Smith  Barney;
                                                                          40.



Christina T. Sydor      Secretary                   1993 to date          Managing   Director   of   Smith
                                                                          Barney;  Secretary  of the other
                                                                          investment  companies associated
                                                                          with Smith Barney; Secretary and
                                                                          General  Counsel of the Manager;
                                                                          44.

Thomas M.               Controller and              1993 to date          Director  of  Smith  Barney  and
 Reynolds               Assistant Secretary                               Controller     and     Assistant
                                                                          Secretary   of   certain   other
                                                                          investment  companies associated
                                                                          with  Smith  Barney.   Prior  to
                                                                          September    1991,     Assistant
                                                                          Treasurer  of Aquila  Management
                                                                          Corporation  and its  associated
                                                                          investment companies; 36.

     The Board of Directors, including all of the independent Board members, recommends that you vote "FOR" the election of nominees to the Board.

                                 PROPOSAL NO. 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending September 30, 1996 by a majority of the independent directors by a vote cast in person subject to ratification by the stockholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

     If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent Board members, recommends that the stockholders vote "FOR" the ratification of the selection of independent auditors.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1997 Annual Meeting of the Stockholders of the Fund must be received by September 15, 1996 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1997 Annual Meeting will be held in late February of 1997.

                                  OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                           By Order of the Board of Directors


                                           Christina T. Sydor
                                           Secretary

January 29, 1996